ASSIGNMENT

         Network Licensing, Inc., a North Carolina corporation, with offices at 14 Westport Avenue, Norwalk, CT ("Assignor"), in consideration of the sum of five dollars ($5.00) and other good and valuable consideration, receipt of which is hereby acknowledged, hereby assigns and transfers unto InteroAct Systems, Incorporated, a North Carolina corporation with offices at 14 Westport Avenue, Norwalk, CT and formerly known as Interactive Networks Incorporated ("Assignee"), all rights and obligations which Assignor has or may have under the following agreements:

     (i) License Agreement by and between Michael R. Jones and Gerald Singer and Arthur J. Murphy dated as of December 31, 1990, as amended by an Addendum to License Agreement dated as of June 15, 1993 and further amended by a Settlement Agreement and Mutual General Release dated as of September 6, 1994; and

         (ii) Assignment of License Agreement by and between Michael R. Jones, Gerald Singer, Arthur J. Murphy and Assignor dated as of June 15, 1993, as amended by an Agreement Regarding License Matters by and between Michael R. Jones, Assignee and Assignor dated as of January 22, 1996.

         IN WITNESS WHEREOF, the Assignor has executed this instrument as of the 23rd day of July, 1996.

                                              NETWORK LICENSING, INC.

                                              By: /s/ WILLIAM F. PENWELL
                                              Print Name: William F. Penwell
                                              Title:   President

STATE OF CONNECTICUT        )
                            ) ss.:
COUNTY OF FAIRFIELD         )

         On the 23rd day of July, before me personally did appear William F. Penwell, who being by me duly sworn, did depose and say that he is President of Network Licensing, Inc., the corporation described as Assignor and which executed the foregoing instrument; that he acknowledged that he has been authorized by the corporation to execute the foregoing Assignment; and that he acknowledged the same to be his free act and deed.

                                                     /s/ Mary C.A. Davis
                                                     Notary Public